                                                                    Exhibit 3.21

                                                                         A485831

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                              STATE OF CALIFORNIA

                                [GRAPHIC OMITTED]

                                 [SEAL OMITTED]

                               SECRETARY OF STATE

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                         IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                                   JAN 07 1997
                                            ------------------------------------

THE GREAT SEAL OF THE STATE OF
            EUREKA
          CALIFORNIA

                                                             /s/ Bill Jones

                                                             Secretary of State

SEC/STATE FORM CE-107 (REV.11/96)                                       BG 34095
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

                                                                         A485831

                                                        ENDORSED
                                                          FILED
                                         In the office of the Secretary of State
                                               of the State of California

                                                      DEC 30 1996

                                                    /s/ Bill Jones
                                             BILL JONES, Secretary of State

                           CERTIFICATE OF AMENDMENT OF

                          ARTICLES OF INCORPORATION OF

                             EXECUTIVE PARKING INC.



     The undersigned certify that:

     1. They are the President and the Chief Financial Officer, respectively, of Executive Parking Inc., a California corporation (Corporation Number 912380).

     2. Article One of the Articles of Incorporation of this corporation is amended to read as follows:

             "The name of this corporation is S & S Parking, Inc."

     4. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     5. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 1,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: December 26, 1996


                                          /s/ Ed Simmons
                                          --------------------------------------
                                          Edward Simmons, President


                                          /s/ Dale Stark
                                          --------------------------------------
                                          Dale Stark, Chief Financial Officer

                                                                      2723.00020
12/15/96/CLH:CLH/66989.1                                 CERT OF AMENDMENT 66989

SEC/STATE FORM Cl-4 (REV. 1-77)     RECEIPT
                  DUP (1) OSP
                                        Issuing Certificate of Reservation
                                                 For Corporate Name ______ $4.00

                                        Special Handling:

L.A. CONSTRUCTION AND SERVICES, INC.
1100 Glendon Avenue  Suite 1651
Los Angeles, CA 90024
Attn: ED Simmons

                                                                      No. 286458

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                              State of California

                               [GRAPHIC OMITTED]

                                 Office of the                        No. 286458
                               Secretary of State

     I, MARCH FONG EU, Secretary of State of the State of California, do hereby certify that the name:

                             EXECUTIVE PARKING, INC.

is not one which is likely to mislead the public and is not the same as, and does not resemble, so closely as to tend to deceive the name of a corporation formed under the laws of this State, or the name of a corporation not incorporated under the laws of this State which is authorized to transact intrastate business in this State, or a name which is under reservation, as provided in Section 201 of the Corporations Code of this State, and that this name is hereby reserved for a period of sixty days commencing on the date hereof for the use of the applicant for this certificate.

                                                  Issued August 18, 1983     be

THE GREAT SEAL OF THE STATE OF
            EUREKA
          CALIFORNIA

                                                              /s/ March Fong Eu

                                                              Secretary of State

================================================================================

================================================================================

[GRAPHIC OMITTED]   State
                      of
                    California
                    OFFICE OF THE SECRETARY OF STATE

     I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

     That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                         IN WITNESS WHEREOF, I execute
                                            this certificate and affix the Great
                                            Seal of the State of California this

                                                          OCT 20 1983
                                            ------------------------------------

THE GREAT SEAL OF THE STATE OF
            EUREKA
          CALIFORNIA

                                                             /s/ March Fong Eu

                                                             Secretary of State

================================================================================

                                                        ENDORSED
                                                         FILED
                                        In the office of the Secretary of State
                                              of the State of California

                                                      OCT 14 1983

                                            MARCH FONG EU, Secretary of State
                                                   By JAMES E. HARRIS
                                                         Deputy


                        [LOGO] EXECUTIVE PARKING SERVICE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION


EDWARD E. SIMMONS AND DALE G. STARK certify that:

1. They are the president and secretary, respectively, of L.A. CONSTRUCTION & SERVICES, Incorporated, a California Corporation.

2. Article One (1) of the atticles of incorporation of this corporation is amended to read as follows: The name of the corporation is Executive Parking Inc.

3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporation Code. The total number of outstanding shares of the corporation is 1000. The total number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.


                                          /s/ Edward E. Simmons
                                          --------------------------------------
                                          EDWARD E. SIMMONS, President


                                          /s/ Dale G. Stark
                                          --------------------------------------
                                          DALE G. STARK, Secretary

The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge:

Executed at Los Angeles on 9/8/83.


                                          /s/ Edward E. Simmons
                                          --------------------------------------
                                          EDWARD E. SIMMONS


                                          /s/ Dale G. Stark
                                          --------------------------------------
                                          DALE G. STARK

========1100 Glendon Ave., Suite 1515, Westwood, CA 90024 (213) 208-1172========

                                                        912380
                                                       ENDORSED
                                                         FILED
                                        In the office of the Secretary of State
                                              of the State of California

                                                      MAR  5 1979

                                            MARCH-FONG EU, Secretary of State

                                                   By BILL HOLDEN
                                                       Deputy

                            ARTICLES OF INCORPORATION

                                       OF

                   L.A. CONSTRUCTION & SERVICES, INCORPORATED

     ONE: The name of this Corporation is L.A. CONSTRUCTION & SERVICES, INCORPORATED.

     TWO: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

     THREE: The name and address in this state of the corporation's initial agent for service of process is EDWARD E. SIMMONS, 4322 Morro Drive, Woodland Hills, CA.

     FOUR: The total number of shares with the corporation is authorized to issue is One Thousand Shares (1000).

     FIVE: This corporation is a close corporation. The issued shares of this corporation of all classes shall be held of record by not more than ten (10) persons.

     Dated: February __ , 1979


                                              /s/ DALE GLENN STARK
                                              ----------------------------------
                                              DALE GLENN STARK - Incorporator


                                              /s/ EDWARD EARL SIMMONS
                                              ----------------------------------
                                              EDWARD EARL SIMMONS - Incorporator

     We declare that we are the persons who executed the above Articles of Incorporation, and such instrument is our act and deed.


                                              /s/ DALE GLENN STARK
                                              ----------------------------------
                                              DALE GLENN STARK


                                              /s/ EDWARD EARL SIMMONS
                                              ----------------------------------
                                              EDWARD EARL SIMMONS

                                       -2-